This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2023 of Blackstone Alternative Investment Funds (the “registrant”).

I, Brian F. Gavin, the Co-President of the registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 29, 2023

/s/ Brian F. Gavin
Brian F. Gavin
Co-President (Co-Principal Executive Officer)

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2023 of Blackstone Alternative Investment Funds (the “registrant”).

I, Peter Koffler, the Co-President of the registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 29, 2023

/s/ Peter Koffler
Peter Koffler
Co-President (Co-Principal Executive Officer)

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2023 of Blackstone Alternative Investment Funds (the “registrant”).

I, Thomas Procida, the Treasurer of the registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 29, 2023

/s/ Thomas Procida
Thomas Procida
Treasurer (Principal Financial and Accounting Officer)

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.